Exhibit 10

                              DECLARATION OF TRUST

This declaration of trust is made by Reza Mohammed (the "Trustee") in favor of Purden Lake Resource Corp. (the "Beneficiary"). The trustee solemnly declares that he holds a 100% interest in the Sandlot mining claims, Tenure Number 526466 inclusive (the "Property") located immediately south of Purden Lake, a small resort community on Hwy 16 about 67kms, east of the City of Prince George in central British Columbia, Canada, in trust solely for the benefit to the beneficiary.

The trustee further promises the Beneficiary not to deal with the property in any way, except to transfer the Property to the Beneficiary, without written instructions, direction and consent of the Beneficiary.

Given at Vancouver, British Columbia, Canada on the 2nd day of January, 2007.


SIGNED SEALED AND DELIVERED by         )
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REZA MOHAMMED to the presence of       )
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SIGNATURE OF WITNESS                   )        REZA MOHAMMED
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NAME OF WITNESS                        )
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ADDRESS OF WITNESS                     )